ACCURIDE

ACCURIDE WHEELS

GUNITE

IMPERIAL GROUP

BRILLION IRON WORKS

Second Quarter 2012
Earnings Call

Statements contained in this news release that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of
Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31,
2011. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law,
Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Forward Looking Statements

Second Quarter 2012 Earnings
➢ Opening Comments
 • CEO Update
 • Industry Highlights
 • Plan Execution
➢ Financial Information
 • Second Quarter Results
 • 2012 Outlook
➢ Q&A
➢ Closing Comments

Rick Dauch
President & CEO
Greg Risch
Vice President & CFO
Rick Dauch
Greg Risch

Rick Dauch

2nd Quarter Highlights

• STRONG performance across the Wheels & Brillion business units
• Imperial stabilizing:
 • Decatur “under control” operationally - organizationally, delivery, quality, scheduling
 • New business wins at Daimler & Navistar ($12 to $15 million)
• CAPEX Projects on schedule and on-budget:
 • AL wheel capacity 2-3 weeks ahead of schedule in Camden & Monterrey
 • Gunite >25% of new equipment installed and operating
• Cost structure reduction initiatives:
 • Steel wheel capacity consolidation & capability studies (London & Mexico facilities)
 • Gunite Elkhart, IN facility closure announced
• ERP migration launched
• Class 8 Truck Orders < OEM Builds by +20% ... significant production cuts in 3Q/4Q
• Imperial profitability: TN à TX consolidation delayed 6-8 months from original timing
• Aluminum wheel demand > Accuride capacity (7-day operations)
• Soft Gunite aftermarket demand (offshore pricing impact)
• Unfavorable anti-dumping ruling creating pressure in the steel wheel aftermarket

ACCURIDE CORPORATION

ANN. AVG.
+2.1% +2.4%

Avg. Age in Years

Fleet Utilization (%)
Target Utilization Rate:

%

Industry fundamentals continue to support the long-term outlook for healthy truck builds

Source: ACT Research, ATA, Transcore

7

Industry Fundamentals
Average Age: Class 8 Fleet
Carrier Profitability
Real Gross Domestic Product
Class 8 Fleet Utilization

Units (000s)
40
35
30
25
20
15
10
5
0
BUILD: Actual
NET ORDERS: Trailing 12-month average
Est. September (17k NO/mo)
04
05
06
07
08
09
10
11
12

Units (000s)
BL/BU Ratio (Months)
250
225
200
175
150
125
100
75
50
BACKLOG
BL/BU RATIO (Right Axis)
6
4
2
0
04
05
06
07
08
09
10
11
12

However . . . recent order weakness may prompt OEMs to reduce production levels in Q3/Q4

Source: ACT Research, ATA, Transcore

8

Net Order Weakness
Class 8 Backlog
OEM Momentum
Class 8 Net Orders vs. Builds
Fleet Concerns
• Uncertain global market conditions
 • European debt situation
 • Middle East political volatility
• US political uncertainty in an election year
• Fuel price volatility
• New CAFE standards on the horizon (2014/2018)
• Lumpy freight associated w/slow economic recovery
• It is difficult to slow production quickly
• We are still at the front end of an upward cycle
(i.e. no one wants to risk losing share)
• OEMs have a “cushion”
 • Backlog
 • Inventory
• Seasonality of orders (summer weakness)
• Low order cancellation rates

ACCURIDE CORPORATION

Trucks per Day
2,100
2,000
1,900
1,800
1,700
1,600
1,500
1,400
1,300
1,200
Jul
Aug
Sep
Oct
Nov

OEMs have adjusted build rates in light of recent order softness

9

OEM Build Rate Adjustments
Forecasted OEM Build Rates: June vs. July
June
Schedules
July
Schedules

ACT
FTR
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
376,448
212,391
205,639
118,396
154,173
255,261
288,793
272,990
301,889
233,000
296,893
268,000
248,508
280,400
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

ACT
FTR
300,000
250,000
200,000
150,000
100,000
50,000
0
275,332
206,954
158,294
97,733
117,901
166,792
173,449
157,335
196,713
185,000
207,469
206,000
219,050
217,500
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

ACT
FTR
300,000
250,000
200,000
150,000
100,000
50,000
0
280,203
214,615
143,901
79,027
124,162
209,005
247,400
246,085
266,400
235,000
260,300
230,000
236,600
230,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

- **Despite recent order softness, Class 8 production forecasts remain healthy for 2 to 3 years**
- **Slow and steady recovery in the Medium-Duty segment continues**
- **Healthy trailer builds projected for several years**

10

Source: ACT & FTR
Industry Builds
Class 8 Truck Production
Medium-Duty Truck Production
Trailer Production

ACCURIDE CORPORATION

- >25% of annual revenues from new & evolutionary products

Strategic Objectives
➢ #1-2 globally in wheel-end systems
➢ ROIC > 20% through a cycle
➢ >80% of revenue from CORE products
➢ Balanced geographical revenues:
 • 40% North America
 • 30% Asia
 • 20% Europe
 • 10% South America
➢ >95% retention of personnel
➢ Maximize ACW share price
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry
12
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
Our Focus

ACCURIDE CORPORATION

Execute relentlessly with precision

“Fix & Grow” Accuride
“Fix” (6-12 months):
 • Invest to catch up
 • Clean and organize
 • Close or fix uncompetitive operations
 • Rationalize / consolidate capacity
 • Divest non-core assets
 • Reassign, release, reduce
 • Upgrade from outside
 • Standardize
 • Understand LEAN
“Grow” (12-18 months):
• Invest to leapfrog
• World class standards
• Open new facilities
• Build and expand
• Acquire “core” assets
• Add and expand
• Promote from within
• Benchmark
• Operate LEAN

Strategic Objectives
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry
14
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
Our Focus
Fix (6-12 months):
 – New Senior Leadership team in place
 – Critical Technical staff repopulated
 – HR development systems introduced
 – Brillion to positive FCF (Jun) & Net Income
 – Gunite & Imperial turn-around in process
 – Common & LEAN systems introduced
 – ERP system selection
 – Non-core assets divested or identified
 – Plant consolidations underway
Grow (12-18 months):
 – Acquired Camden
 – 2x Alum wheel capacity
 – Imperial business wins
 – M&A growth opportunities

ACCURIDE CORPORATION

Complete Operational Turnaround of Core Assets

- Aluminum capacity expansion
- Steel wheel rationalization study
- Upgrade & consolidate Gunite mfg.
- Imperial turnaround
- Common LEAN mfg. systems

Understand & Revamp Our Supply Chain

- Scheduling systems
- Consolidate MRO buy
- Aggressively manage raw material pricing

Focused Sales Initiatives

- Re-negotiate & extend "Big 4" LTAs
- Focus on fleets, trailer OEMs & aftermarket
- Value Selling

Explore Opportunistic Strategic Opportunities

Very small team focused on opportunities for future geographic and/or product expansion

OUR FOCUS

Improved operational performance

+

Improved financial performance

=

Results!

Complete consolidation (TN) and return Imperial (TX) to profitability

Execute Gunite CAPEX plans, footprint consolidation & return business to profitability

Complete aluminum wheel capacity expansion

- Camden: Double capacity
- Mexico: Triple capacity by Q4

Initiate migration to common IT systems

Transformation & Execution
2012 - A Year of Execution

Top Priorities - Q3 2012

Gunite Machining
Camden & AdM Aluminum Expansion
Imperial Consolidation
Brillion Improvements
Consolidate Gunite Plants
ERP Migration

All projects, except results from Imperial consolidation, are on or ahead of schedule and on budget.
Accuride's long-term plans to "Fix & Grow" the business are on track.

16

Project Timeline
Q4
Q1
Q2
Q3
Q4
Q1
2011
2012
Ahead
of schedule
&
on budget
2013
Q4 2013 ---->

Aluminum Capacity Timeline
MC1 & MC2
Equipment
Arrival
Building
Renovation
MC1 & MC2
Ramp-Up
MC1 & MC2
commercial
Machine Line
1 Equipment
Arrival
Machine Line 1
capacity added
Machine Line
2 Equipment
Arrival
Machine
Line 1
Ramp-Up
Machine Line 2
Ramp- Up
Machine Line 2
commercial
Acme
Polish
Installed
JAN
FEB
MAR
APR
MAY
JUN
AUG
SEP
OCT
NOV
JUL
17
MC3 & MC4
Equipment
Arrival
Dec
AHEAD OF SCHEDULE &
ON BUDGET

ACCURIDE CORPORATION

Hub/Drum Machining
Slack Assembly
Drum Machine Line 2 Equipment Arrival

Gunite CAPEX Timeline
Slack Line
Installation
Slack Line
Full
Production
Drum Machine
Line 1
Equipment
Arrival
Drum
Machine
Line 1 Full
Production
Site
Preparation
Drum Machine
Line 2
Full Production
Drum Machine
Line 3
Equipment
Arrival
Drum Machine
Line 3
Full Production
18
Hub Machine
Line Equipment
Arrival
JAN
FEB
MAR
APR
MAY
JUN
AUG
SEP
OCT
NOV
JUL
Dec
ON TRACK & ON BUDGET
Elkhart
Closure
(Q1 2013)

ACCURIDE CORPORATION

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
May
June
7-Jul
14-Jul
18-Jul
28-Jul
4-Aug
11-Aug
18-Aug
25-Aug
1-Sep
8-Sep
Current Month
YTD
Target

% Shipped On Time
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
140
120
100
80
60
40
20
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Current Month OTP (units)
YTD
Target
USOT (000)

The worst is behind us, operations stabilizing, poised to make money!

Imperial Progress

Past Due Reductions
On Time Delivery
Imperial Improvements Underway
• Upgraded Business Unit and Plant Leadership
 teams (TX, TN)
• Elimination of past due situation at customers
• Completion of TX-TN consolidation projects:
 • Transferred presses safely, up and
 running consistently
 • PPAP remaining parts at TX
 • TN2 expansion and bumper consolidation
 from TN1
 • TX polish plant expansion and new
 process launch
• Reduce labor costs
• Fix ERP & scheduling systems in TX
• Addressing key commercial issues with customers
• $12 to $15 million in new business awards

ACCURIDE CORPORATION

QTD Period Ending June 30th *$ Millions*	*2011 Actual*	*2012 Actual*
Net Sales	$241.9	$268.8
YOY Growth	*40.9%*	*11.1%*
Operating Income (Loss)	8.5	9.6
Percent to Sales	*3.5%*	*3.6%*
Incremental Operating Margin	*23.3%*	*4.2%*
Net Interest Income (Expense)	(8.4)	(8.7)
Other Income (Expense)	0.2	(0.4)
Profit (Loss) Before Tax From Cont Ops	$0.3	$0.5
Tax (Provision) Benefit	0.1	(1.3)
Net Income (Loss) From Cont Ops	$0.4	$(0.8)
Discontinued Operations, Net of Tax	0.9	-
Net Income (Loss)	$1.3	$(0.8)
EPS Basic	*0.03*	*(0.02)*
EPS Fully Diluted	*0.03*	*(0.02)*
Adjusted EBITDA	$22.6	$25.3
Percent to Sales	*9.3%*	*9.4%*
Incremental EBITDA Margin	*7.7%*	*10.2%*

Summary Income Statement

ACCURIDE CORPORATION

YTD Period Ending June 30th	***2011***	***2012***
$ Millions	***Actual***	***Actual***
Net Sales	$452.8	$538.3
YOY Growth	*41.4%*	*18.9%*
Operating Income (Loss)	9.9	16.8
Percent to Sales	*2.2%*	*3.1%*
Incremental Operating Margin	*16.2%*	*8.1%*
Net Interest Income (Expense)	$(16.7)	(17.4)
Other Income (Expense)	2.4	(0.3)
Profit (Loss) Before Tax From Cont Ops	$(4.4)	$(0.9)
Tax (Provision) Benefit	(0.4)	(2.9)
Net Income (Loss) From Cont Ops	$(4.8)	$(3.8)
Discontinued Operations, Net of Tax	1.0	-
Net Income (Loss)	$(3.9)	$(3.8)
EPS Basic	*(0.08)*	*(0.08)*
EPS Fully Diluted	*(0.08)*	*(0.08)*
Adjusted EBITDA	$39.5	$47.0
Percent to Sales	*8.7%*	*8.7%*
Incremental EBITDA Margin	*6.8%*	*8.7%*

Summary Income Statement

ACCURIDE CORPORATION

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$195.6
$248.2
$268.8
2010
2011
2012

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$17.2
$22.6
$25.3
2010
2011
2012

Disc Ops 3%
Imperial 14%
Brillion 15%
Wheels 42%
Gunite 26%

Other 46%
Paccar 18%
Navistar 17%
Daimler 11%
Volvo/ Mack 8%

Military 4%
Other 19%
Trailer 7%
Class 5-8 43%
A/M 27%

Consolidated Results
Q2 Consolidated Revenue
Q2 Consolidated EBITDA
Consolidated Revenue Breakout
(2011 Full Year)
Business Segment
Customer
Market Segment

ACCURIDE CORPORATION

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$70.1
$102.9
$112.9
2010
2011
2012

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$14.6
$21.5
$25.8
2010
2011
2012

$70.0
$68.0
$66.0
$64.0
$62.0
$60.0
$58.0
$56.0
$54.0
$52.0
$57.2
$67.1
$67.3
2010
2011
2012

$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$5.0
$5.7
$1.1
2010
2011
2012

Wheels & Gunite Performance
Q2 Wheels Revenue
Q2 Wheels EBITDA (1)
(1) EBITDA before corporate allocations
Q2 Gunite Revenue
Q2 Gunite EBITDA (1)
(1) EBITDA before corporate allocations

ACCURIDE CORPORATION

$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$24.4
$38.2
$49.3
2010
2011
2012

$10.0
$8.0
$6.0
$4.0
$2.0
$-
$1.9
$1.9
$8.8
2010
2011
2012

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$19.9
$33.7
$39.3
2010
2011
2012

$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(0.0)
$2.1
$(0.0)
2010
2011
2012

(1) EBITDA before corporate allocations

Brillion & Imperial Segments
Q2 Brillion Revenue
Q2 Brillion EBITDA (1)
(1) EBITDA before corporate allocations
Q2 Imperial Revenue
Q2 Imperial EBITDA (1)

ACCURIDE CORPORATION

$75.2
$113.2
$70.8
Trade A/R $
Net Inventory $
Trade A/P $

$83.6
$106.4
$82.3
Trade A/R $
Net Inventory $
Trade A/P $

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Trade W/C
Trade W/C % to Sales

Trade Working Capital
Historical Working Capital Requirements
Q2 2012 Working Capital Breakout
Q2 2011 Working Capital Breakout

ACCURIDE CORPORATION

QTD Period Ending June 30th *$ Millions*	*2011 Actual*	*2012 Actual*
Adjusted EBITDA	$22.6	$25.3
Cash Interest Paid	(0.3)	(0.5)
Cash Taxes Paid	0.4	(0.7)
Excess Pension Contributions	(2.9)	(2.5)
Change in Trade W/C	(4.8)	(1.0)
Transaction Fees	(0.7)	(0.8)
Other	0.2	(5.7)
Cash from Operations	$14.5	$14.2
Capital Expenditures	(8.8)	(15.2)
Free Cash Flow	$5.7	$(1.0)

Free Cash Flow

ACCURIDE CORPORATION

$ Millions	*Q4 2011 Actual*	*Q1 2012 Actual*	*Q2 2012 Actual*
Senior Secured Notes	$302.6	$303.3	$303.6
ABL Facility	20.0	20.0	20.0
Gross Debt	$322.6	$323.3	$323.6
Less Cash	35.1	36.6	35.7
Net Debt	$287.5	$286.7	$287.9
Debt to LTM Adjusted EBITDA	*3.8*	*3.2*	*3.1*
Available Liquidity	$74.3	$103.8	$102.2

Net Debt & Liquidity

Full Year Guidance
Class 8 260K to 270K
Class 5-7 165K to 175K
Trailer 230K to 250K
Net Sales  $1,000 to $1,025
Adjusted EBITDA $95 to $100
EPS - Diluted $(0.12) to $(0.05)
CAPEX  $70
Depreciation & Amortization  $53
Cash Interest Expense  $32
Excess Pension Contributions  $12
Trade Working Capital Source of Cash  $9
Free Cash Flow $(10) to $(5)

ACCURIDE CORPORATION

WORK IN PROGRESS

ACCURIDE WHEELS GUNITE IMPERIAL GROUP BRILLION IRON WORKS

Summary
• “Fix & Grow” Strategy being executed
• Long-term market trends remain favorable
 heading into 2013 and beyond despite
 near-term softness
• Resources focused on key priorities:
 • Aluminum Wheels ahead of schedule
 • Gunite restructuring on track
 • Imperial back under control
• Adequate liquidity and initiatives to
 improve it
• Strategic opportunities exist to “Fix &
 Grow” the company
• We are executing our plan!

ACCURIDE CORPORATION

Net Sales:

$ Millions	Q2 2011	YOY Growth	Q2 2012	YOY Growth	YTD 2011	YOY Growth	YTD 2012	YOY Growth
Wheels	$102.9	*46.9%*	$112.9	*9.7%*	$194.4	*47.1%*	$229.8	*18.2%*
Gunite	67.1	*17.4%*	67.3	*0.3%*	126.3	*19.7%*	135.8	*7.5%*
Brillion Iron Works	38.2	*56.2%*	49.3	*29.1%*	73.5	*66.9%*	93.1	*26.8%*
Imperial Group	33.7	*68.7%*	39.3	*16.8%*	58.6	*52.6%*	79.5	*35.8%*
Corporate / Other	-	--	-	--	-	--	-	--
Continuing Operations	241.9	*40.9%*	268.8	*11.1%*	452.8	*41.4%*	538.3	*18.9%*
Fabco Automotive	6.3	*(56.3%)*	-	--	11.9	*(46.6%)*	-	--
Brillion Farm	-	--	-	--	-	--	-	--
Bostrom Seating	-	--	-	--	2.3	*(81.0%)*	-	--
Discontinued Operations	6.3	*(73.7%)*	-	--	14.3	*(67.9%)*	-	--
Consolidated Total	248.2	*26.9%*	268.8	*8.3%*	467.0	*28.1%*	538.3	*15.3%*

Segment Revenue

ACCURIDE CORPORATION

Operating Income:

$ Millions	Q2 2011	Q2 Operating Leverage*	Q2 2012	Q2 Operating Leverage*	YTD 2011	YTD Operating Leverage*	YTD 2012	YTD Operating Leverage*
Wheels	$12.1	*21.9%*	$16.1	*39.9%*	$23.6	*23.5%*	$34.5	*30.9%*
Gunite	3.8	*18.4%*	(1.9)	*(3031.0%)*	2.1	*(5.2%)*	(4.0)	*(64.3%)*
Brillion Iron Works	0.7	*(1.0%)*	7.6	*62.1%*	1.4	*1.9%*	10.8	*47.5%*
Imperial Group	1.8	*20.4%*	(0.3)	*(36.6%)*	2.9	*27.4%*	(0.8)	*(17.7%)*
Corporate / Other	(9.9)	--	(11.9)	--	(20.1)	--	(23.6)	--
Continuing Operations	8.5	*23.3%*	9.6	*4.2%*	9.9	*16.2%*	16.8	*8.1%*
Fabco Automotive	0.9	*33.9%*	-	--	1.2	*34.7%*	-	--
Brillion Farm	-	--	-	--	-	--	-	--
Bostrom Seating	-	--	-	--	(0.1)	*(11.7%)*	-	--
Discontinued Operations	0.9	*14.9%*	-	--	1.1	*14.0%*	-	--
Consolidated Total	9.3	*26.2%*	9.6	*1.2%*	11.0	*16.9%*	16.8	*8.2%*

** Operating Leverage refers to the YOY change in Operating Income relative to the YOY change in Net Sales*

Segment Operating Income

ACCURIDE CORPORATION

Adjusted EBITDA:

$ Millions	Q2 2011	Operating Leverage*	Q2 2012	Operating Leverage*	YTD 2011	Operating Leverage*	YTD 2012	Operating Leverage*
Wheels	$21.5	*21.2%*	$25.8	*42.9%*	$43.7	*25.8%*	$54.1	*29.5%*
Gunite	5.7	*8.0%*	1.1	*(2505.3%)*	6.7	*(11.8%)*	1.6	*(54.3%)*
Brillion Iron Works	1.9	*(0.0%)*	8.8	*62.0%*	4.6	*4.7%*	13.2	*43.7%*
Imperial Group	2.1	*15.1%*	(0.0)	*(37.5%)*	2.9	*17.1%*	(0.3)	*(15.5%)*
Corporate / Other	(10.0)	--	(10.3)	--	(20.7)	--	(21.7)	--
Continuing Operations	21.2	*12.2%*	25.3	*15.1%*	37.3	*11.1%*	47.0	*11.2%*
Fabco Automotive	1.3	*33.9%*	-	--	2.2	*34.2%*	-	*18.8%*
Brillion Farm	-	--	-	--	-	--	-	--
Bostrom Seating	-	*(4.7%)*	-	--	(0.0)	*(4.2%)*	-	--
Discontinued Operations	1.3	*18.1%*	-	--	2.2	*19.0%*	-	--
Consolidated Total	22.6	*10.2%*	25.3	*13.3%*	39.5	*8.8%*	47.0	*10.4%*

** Operating Leverage refers to the YOY change in EBITDA relative to the YOY change in Net Sales*

Segment Adjusted EBITDA

ACCURIDE CORPORATION

$ Millions *Adjusted EBITDA to Sales*

400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

Sales & Adjusted EBITDA

ACCURIDE CORPORATION

QTD Period Ending June 30th *$ Millions*	*2011 Actual*	*2012 Actual*
Net Income	$1.3	$(0.8)
Income Tax Provision (Benefit)	(0.1)	1.3
Net Interest Expense (Income)	8.4	8.7
Depreciation	8.9	10.1
Amortization	2.8	2.7
EBITDA	$21.3	$21.9
Restructuring, Severance, Other	0.8	2.0
Other Items	0.5	1.4
Adjusted EBITDA	$22.6	$25.3

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Net Income to EBITDA Reconciliation

ACCURIDE CORPORATION

As of June 30th

$ Millions	*2011 Actual*	*2012 Actual*
Accounts Receivable	$113.2	$106.4
Days Sales Outstanding	*39.4*	*36.2*
Inventory	70.8	82.3
Days Inventory Outstanding	*27.2*	*30.4*
Accounts Payable	75.2	83.6
Days Payables Outstanding	*28.1*	*31.8*
Net Trade W/C	$108.9	$105.1
Cash Conversion Cycle Days	*38.5*	*34.9*
Percent to Annualized Sales	*11.0%*	*9.8%*
Incremental WC	*24.3%*	*(18.4%)*
Change from Prior Quarter	$(4.8)	$(1.0)
Source (Use) of Cash

Trade Working Capital

ACCURIDE CORPORATION

$ Millions
Days
200
180
160
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Trade A/R $
DSO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

Customer Receivables - Net

$ Millions

Days

140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Net Inventory $
DIO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

Inventories - Net

ACCURIDE CORPORATION

$ Millions
Days
140
120
100
80
60
40
20
-
45
40
35
30
25
20
15
10
5
-
Trade A/P $
DPO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

Accounts Payable